UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2008

THE NATIONAL SECURITY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-18649	63-1020300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

661 East Davis Street
Elba, Alabama 36323		36323
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(334) 897-2273

N/A
(Former name or former address, if changed since last report)

                                                   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

In accordance with Securities and Exchange Commission Release No. 33-8216, the following information is furnished to the Securities and Exchange Commission pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On August 14, 2008, The National Security Group, Inc. issued a press release announcing its financial results for the three months and six months ended June 30, 2008. A copy of this press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description of Document
99.1	Press release, dated August 14, 2008, issued by The National Security Group, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The National Security Group, Inc.

Dated: August 15, 2008	By: /s/ Brian R. McLeod
Brian R. McLeod Chief Financial Officer

      Ex. 99.1

The National Security Group, Inc.

661 East Davis Street

Post Office Box 703

Elba, Alabama 36323

PRESS RELEASE

FOR IMMEDIATE RELEASE

The National Security Group, Inc. Releases Second Quarter Earnings

For Additional Information Contact: Brian R. McLeod, Chief Financial Officer, at (334) 897-2273 _

Elba, Alabama (August 14, 2008)... Results for the three months and six months ended June 30, 2008 and 2007, based on accounting principles generally accepted in the United States of America, were reported today as follows:

	Three Months Ended June 30		Six Months Ended June 30

	2008	2007	2008	2007

Premium Income	$13,968,000	$14,892,000	$30,554,000	$30,449,000
Investment Income	1,241,000	1,200,000	2,562,000	2,413,000
Realized Investment Gains	82,000	327,000	148,000	533,000
Other Income	352,000	258,000	673,000	559,000
Total Revenues	$15,643,000	$16,677,000	$33,937,000	$33,954,000

Income from Continuing Operations	$(36)	$340,000	$746,000	$1,664,000
Income (Loss) from Discontinued Operations	-	1,460,000	-	1,319,000
Net Income	$(36)	$1,800,000	$746,000	$2,983,000

Earnings Per Share from Continuing Operations	$(0.01)	$0.14	$0.30	$0.67
Earnings (Loss) Per Share from Discontinued Operations	-	0.59	-	0.54
Net Earnings Per Common Share	$(0.01)	$0.73	$0.30	$1.21

The National Security Group, Inc., through its property & casualty and life insurance subsidiaries, offer property, casualty, life, accident and health insurance in twelve states.

NASDAQ Symbol: NSEC

Contact: Brian R. McLeod, Treasurer and Chief Financial Officer

The National Security Group, Inc.

661 East Davis Street

Post Office Box 703

Elba, Alabama 36323

(334) 897-2273